EXHIBIT 99.1
                                 ------------

                Computational Materials and/or ABS Term Sheet

The following is a Preliminary Term Sheet. All terms and statements are subject to change.

-------------------------------------------------------------------------------
                            PRELIMINARY TERM SHEET
-------------------------------------------------------------------------------

                            Countrywide Home Loans

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                               $[1,900,000,000]
                                (Approximate)

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                        Alternative Loan Trust 2005-38

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                                  CWALT, Inc.
                                  (Depositor)

                     Countrywide Home Loans Servicing LLP
                               (Master Servicer)
-------------------------------------------------------------------------------


                         Deutsche Bank [LOGO OMITTED]

                               Lead Underwriter

                                July 15, 2005




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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Countrywide Alternative Loan Trust 2005-38                    [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-38              Deutsche Bank
-------------------------------------------------------------------------------


The analysis in this report is based on information provided by Countrywide Home Loans, Inc. (the "Seller"). Deutsche Bank Securities Inc. ("DBSI" or the "Underwriter") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement (collectively, the "Prospectus") for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBSI and will be superseded by the applicable Prospectus and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the securities (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN DBSI). DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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Countrywide Alternative Loan Trust 2005-38                    [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-38              Deutsche Bank
-------------------------------------------------------------------------------


                                              PRELIMINARY TERM SHEET DATED: July 12, 2005
                                                              CWALT, INC.
                                                    Alternative Loan Trust 2005-38
                                                    $[1,900,000,000] (Approximate)
                                                   Subject to a variance of up to 5%
                                            All Terms and Conditions are subject to change

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                                                   Structure Overview(1)
-----------------------------------------------------------------------------------------------------------------------------------
                                                To 10% Optional Termination
-----------------------------------------------------------------------------------------------------------------------------------
                                             WAL      Principal          Pmt      Interest                             Expected
 Class      Approximate       Type            (yrs)     Window          Delay       Accrual     Pass-Through        Ratings (M/S)
             Size ($)                                                   (days)      Basis        Rate
A-1       [150,000,000]    Super Senior       2.98    08/05 - 7/13        24       30/360          WAC(2)               Aaa/AAA
A-2       [200,000,000]   Senior Support      2.98    08/05 - 7/13        24       30/360          WAC(2)               Aaa/AAA
A-3       [878,850,000]    Super Senior       2.98    08/05 - 7/13        0        ACT/360         Floating((3))        Aaa/AAA
A-4       [303,688,000]   Senior Support      2.98    08/05 - 7/13        0        ACT/360         Floating(3)          Aaa/AAA
A-5       [121,453,000]   Senior Support      1.46    08/05 - 01/09       0        ACT/360         Floating(3)          Aaa/AAA
A-6        [60,759,000]   Senior Support      6.02    01/09 - 07/13       0        ACT/360         Floating(3)          Aaa/AAA
 M         [54,150,000]     Subordinate       5.50    08/05 - 10/13       0        ACT/360         Floating(3)          Aa2/AA+
B-1        [43,700,000]     Subordinate       5.50    08/05 - 10/13       0        ACT/360         Floating(3)          A2/AA
B-2        [31,350,000]     Subordinate       5.50    08/05 - 10/13       0        ACT/360         Floating(3)          Baa2/A-
B-3        [33,250,000]     Subordinate                       Not offered hereby                   Floating(3)          NR/BB
B-4        [13,300,000]     Subordinate                       Not offered hereby                   Floating(3)          NR/B
B-5         [9,500,000]     Subordinate                       Not offered hereby                   Floating(3)          NR/NR
 X                NA(4)    Senior WAC IO/    3.09         N/A             24       30/360          Variable(5)          Aaa/AAA
                           PO Component
M-X               NA(6)    Subordinate WAC   5.65         N/A             24       30/360         Variable((7))         NR/[AAA]
                           IO/PO Component
-----------------------------------------------------------------------------------------------------------------------------------
Total  $[1,900,000,000]
-----------------------------------------------------------------------------------------------------------------------------------

(1) The Structure is preliminary and subject to change
(2) The pass-through rates on the Class A-1 Certificates and the Class A-2 Certificates will be a variable rate equal to the lesser of (i)1-year MTA plus a specified margin and (ii) the Net Mortgage Interest Rate (equal to the weighted average Net Rate of the Mortgage Loans).
(3) The pass-through rates on the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class A-6 Certificates, the Class M Certificates and the Class B Certificates will be a floating rate equal to the lesser of (i) One-Month LIBOR plus their respective margins and
(ii) the Net Mortgage Interest Rate for their respective accrual periods. The Class A-3 Certificates and Class A-4 Certificates will also be entitled to receive certain cap payments as described under the Cap Contract section below. After the Optional Termination Date, the margin on the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 and the Class A-6 Certificates will double and the margin on the Subordinate Certificates will increase by a factor of 1.5.
(4) The Class X Certificates will be comprised of two components: an interest-only component that will bear interest based on a notional balance which will be equal to the aggregate principal balance of the Class A Certificates and a principal and interest component with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class X Certificates.
(5) The pass-through rate for the Class X Certificates will be a variable rate equal to the Net Mortgage Interest Rate less the weighted average pass through rate for the Class A Certificates.
(6) The Class M-X Certificates will be comprised of two components: an interest-only component that will bear interest based on a notional balance which will be equal to the aggregate principal balance of the Class M Certificates and the Class B Certificates and a principal and interest component with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class M-X Certificates.
(7) The pass-through rate for the Class M-X Certificates will be a variable rate equal to the Net Mortgage Interest Rate less the weighted average pass through rate for the Class M Certificates and the Class B Certificates.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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Countrywide Alternative Loan Trust 2005-38                    [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-38              Deutsche Bank
-------------------------------------------------------------------------------


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                                                       Transaction Overview
-----------------------------------------------------------------------------------------------------------------------------------

Offered Certificates:          o   The Class A-1, Class A-2 (the "WAC Class A Certificates"), Class A-3, Class A-4, Class A-5
                                   and Class A-6 Certificates (the "LIBOR Class A Certificates" and together with the WAC Class A
                                   Certificates, the "Class A Certificates"), the Class X Certificates (together with the Class A
                                   Certificates, the "Senior Certificates"), the Class M Certificates, the Class B-1 and the Class
                                   B-2 Certificates, (together with the Class B-3, Class -B-4 and Class B-5 Certificates which are not offered hereby, the "Class B Certificates") and the Class M-X Certificates (together with the Class M Certificates and the Class B Certificates, the "Subordinate Certificates").

Pricing Speed:                 o   25% CPR

Depositor:                     o   CWALT, Inc.

Master Servicer:               o   Countrywide Home Loans Servicing, LP

Seller:                        o   Countrywide Home Loans, Inc.

Trustee:                       o   The Bank of New York

Cut-off Date:                  o   July 1, 2005

Closing Date:                  o   On or around July 29, 2005

Legal Structure:               o   REMIC

Optional Call:                 o   10% Cleanup Call

Distribution Dates:            o   25th of each month, or next business day, commencing August 25, 2005

Accrued Interest:              o   The price to be paid by investors for the LIBOR Class A Certificates, the Class M
                                   Certificates and the Class B Certificates will not include accrued interest. The price to be paid by investors for the WAC Class A Certificates, the Class X Certificates and the Class M-X
                                   Certificates will include accrued interest from the Cut-Off Date.

Interest Accrual Period:       o   The interest accrual period for the LIBOR Class A Certificates, the Class M Certificates
                                   and the Class B Certificates will be the period commencing on the prior distribution date (or, in the case of the first distribution date, the closing date) and ending on the day immediately preceding that distribution date. The interest accrual period for the WAC Class A Certificates, the Class X Certificates and the Class M-X Certificates will be the calendar month before the distribution date.

Registration:                  o   The Offered Certificates will be made available in book-entry form through DTC.

Federal Tax Treatment:         o   It is anticipated that a portion of the Class A Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes.

ERISA Eligibility:             o   The Class A Certificates and Class B-1, Class B-2, and Class B-3 Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A, Class B-1, Class B-2, and Class B-3 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal
                                   Revenue Code or other similar laws. The Class A-R Certificate will not be ERISA eligible.
-----------------------------------------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus.
NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                                             4


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Mortgage Pass-Through Certificates, Series 2005-38              Deutsche Bank
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Transaction Overview (Cont.)
-----------------------------------------------------------------------------------------------------------------------------------
Collateral:                    o   As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans is expected to be $[1,900,000,000], subject to a 5% variance. The Mortgage Loans will consist of 30 year adjustable rate loans secured by first liens on one-to four-family residential properties. The mortgage rates for the Loans are generally fixed for an initial period from one to three months after origination. All of the mortgage loans are negative amortization loans with rates that adjust monthly and scheduled payments that adjust annually. At the end of the initial fixed-rate period, if any, each mortgage will adjust based on the Mortgage Index plus the related margin. The "Mortgage Index" for the mortgage rates for the Mortgage Loans is the twelve-month average monthly yield on U.S. Treasury Securities adjusted to a constant maturity of one-year, as published by the Federal Reserve Board in the Federal Reserve Statistical
                                   Release "Selected Interest Rates (H.15)" ("One-year MTA").

Credit Enhancement:            o   Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure. Subordination is expected to be [9.75]% +/- 0.50% with respect to the
                                   Senior Certificates.

Advances:                      o   The Master Servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the Master Servicer believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Compensating Interest:         o   On each Distribution Date, the Master Servicer is required to cover certain interest shortfalls as a result of certain prepayments as more fully described in the prospectus supplement.

Cashflow Description:          o   Distributions on the Certificates will be made on the 25th day of each month (or next business day). The payments to the Certificates, to the extent of the available funds, will be made according to the following priority:

                                   1.   Payments of interest, pro rata, to the Senior Certificates.

                                   2.   Payments of principal to the Class A Certificates as follows: (i) 60%, pro rata, to the
                                        Class A-1 and Class A-3 Certificates, until reduced to zero and (i) 40%, pro rata, to the
                                        Class A-2, Class A-4, Class A-5 and Class A-6 Certificates until reduced to zero;
                                        provided, that payments allocable to the Class A-5 and Class A-6 Certificates will be made sequentially first, to the Class A-5 Certificates until reduced to zero, and then second, to the Class A-6 Certificates until reduced to zero.

                                   3.   Payments of principal to the Class XP Component (as defined below) until its component principal balance is reduced to zero.

                                   4.   Payments of interest to the Class M-X Certificates and then principal to the Class M-XP
                                        Component (as defined below) until its component principal balance is reduced to zero.

                                   5.   Payments of interest and then principal, sequentially, to the Class M Certificates and then to the Class B-1 Certificates and Class B-2 Certificates in that order until reduced to zero.

                                   6.   Payment of any Carryover Shortfall Amounts to the Senior Certificates, the Class M
                                        Certificates, the Class B-1 Certificates and the Class B-2 Certificates.

                                   7.   Payments of interest and then principal, sequentially to the Class B-3, Class B-4 and
                                        Class B-5 Certificates in that order until reduced to zero.

                                   8.   Payment of any Carryover Shortfall Amounts to the Class B-3, Class B-4 and Class B-5
                                        Certificates.

-----------------------------------------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus.
NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                                             5



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Mortgage Pass-Through Certificates, Series 2005-38              Deutsche Bank
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Transaction Overview (Cont.)
-----------------------------------------------------------------------------------------------------------------------------------
Carryover Shortfall Amounts:   o   The LIBOR Class A Certificates, the Class M Certificates and the Class B Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a)
                                   interest accrued at the Certificate Interest Rate for such Class (without giving effect to the
                                   Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the
                                   Certificate Interest Rate for such Class without giving effect to the Net WAC Cap) (together, the "Carryover Shortfall Amount"). The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class X Certificates and the Class M-X
                                   Certificates (after the reduction due to Net Deferred Interest allocable to the Class X and
                                   Class M-X Certificates) and additionally, only in the case of the Class A-3 and Class A-4
                                   Certificates, from amounts available from the related Cap Contract, on such Distribution Date or future Distribution Dates.

Class A-3 and Class A-4        o   The Class A-3 and Class A-4 Certificates will have the benefit of an interest rate cap
Cap Contract:                      contract. With respect to each Distribution Date beginning with the September 2005 Distribution
                                   Date to and including the October 2013 Distribution Date, the amount payable by the cap counterparty will equal the product of (i) the excess (if any) (x) the lesser of (A) One-Month
                                   LIBOR (as determined by the Cap Contract Counterparty) and (B) 10.00% over (y) Strike Rate for such Distribution Date, (ii) the lesser of (x) the Class A-3 and Class A-4 Cap Contract
                                   Notional Balance for such Distribution Date, and (y) the aggregate Class Certificate Balance of the Class A-3 and Class A-4 Certificates immediately prior to that Distribution Date, and (iii)
                                   (x) the number of days in the related interest accrual period (calculated on the basis of a
                                   360-day year consisting of twelve 30-day months) divided by (y) 360.

Optional Termination:          o   The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than
                                   10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the
                                   "Optional Call Date").
-----------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus.
NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                                             6


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Mortgage Pass-Through Certificates, Series 2005-38              Deutsche Bank
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Transaction Overview (Cont.)
-----------------------------------------------------------------------------------------------------------------------------------
Negative Amortization:         o   Since the mortgage loans are subject to negative amortization, the Senior Certificates and the Subordinate Certificates are subject to increases in their principal balances. However, the amount of negative amortization that occurs in each interest accrual period with respect to each mortgage loan will be offset by unscheduled principal collections for such period. Any negative amortization that is not offset by unscheduled principal collections will be accreted pro rata to the Senior Certificates and the Subordinate Certificates based on the amount of interest due but not paid with regard to each such class.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Class X Certificates and       o   Solely for purposes of determining distributions of principal and interest and the
Class M-X Certificates             allocation of realized losses on the mortgage loans, each of the Class X and Class M-X
Components:                        Certificates will be comprised of two components: an interest-only component with the notional balances described above and a principal and interest component (the "Class XP Component" and the "Class M-XP Component", respectively) with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class X Certificates and the Class M-X Certificates, respectively.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Shifting Interest:             o   Until the Distribution Date occurring in August 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate
                                   Certificates will receive increasing portions of unscheduled principal.
                               o   The unscheduled principal payment percentages on the Subordinate Certificates are as follows:
                                        Periods: Unscheduled Principal Payments (X)
                                        August 2005 - July 2015 0% Pro Rata Share
                                        August 2015 - July 2016 30% Pro Rata Share
                                        August 2016 - July 2017 40% Pro Rata Share
                                        August 2017 - July 2018 60% Pro Rata Share
                                        August 2018 - July 2019 80% Pro Rata Share
                                        August 2019 and after     100% Pro Rata Share |X|
                               o   However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in August 2008, the
                                   Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in August 2008, the Subordinate
                                   Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments. Scheduled principal payments will be distributed pro rata to the Senior and
                                   Subordinate Certificates. Any unscheduled principal not allocated to the Subordinate
                                   Certificates will be allocated to the Senior Certificates. In the event the current aggregate senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial aggregate senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the
                                   Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above. Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled amounts and (ii) the excess if any of voluntary prepayments over Deferred Interest.
-----------------------------------------------------------------------------------------------------------------------------------

Net Mortgage Rate:             o   The "Net Mortgage Rate" with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%) and the trustee fee rate.
-----------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus.
NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                                              7





-------------------------------------------------------------------------------
Countrywide Alternative Loan Trust 2005-38                    [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-38              Deutsche Bank
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Transaction Overview (Cont.)
-----------------------------------------------------------------------------------------------------------------------------------
Allocation of Losses:          o   Realized Losses on the Mortgage Loans will be allocated to the most junior class of
                                   Certificates outstanding beginning with the Class B-5 Certificates, until the Certificate
                                   Principal Balance of the Subordinate Certificates has been reduced to zero. Thereafter,
                                   Realized Losses on the Mortgage Loans will be allocated pro rata to the Senior Certificates;
                                   provided, that, Realized Losses allocable to the Class A-1 Certificates and the Class A-3
                                   Certificates will be allocated first to the Class A-2, Class A-4 and Class A-5 Certificates on
                                   a pro rata basis until the Certificate Principal Balance of each such class has been reduced to zero and; provided further that, Realized Losses otherwise allocable to the Class A-4
                                   Certificates as described above will be allocated first to the Class A-5 Certificates until the
                                   Certificate Principal Balance of the Class A-5 Certificates has been reduced to zero.
-----------------------------------------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Countrywide Alternative Loan Trust 2005-38                    [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-38              Deutsche Bank
-------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                              Class A-3 and A-4         Cap Strike               Cap Ceiling
Period         Date                           Notional Amount ($)           (%)                        (%)
----------------------------------------------------------------------------------------------------------------------------------
  3            10/25/2005                       1,120,293,073.82         9.21500                    10.1600
  4            11/25/2005                       1,096,701,021.07         8.90610                    10.1600
  5            12/25/2005                       1,073,574,807.27         9.21500                    10.1600
  6            1/25/2006                        1,050,904,847.89         8.90610                    10.1600
  7            2/25/2006                        1,028,681,762.85         8.90610                    10.1600
  8            3/25/2006                        1,006,896,371.97         9.89890                    10.1600
  9            4/25/2006                          985,539,690.65         8.90610                    10.1600
  10           5/25/2006                          964,602,925.52         9.21500                    10.1600
  11           6/25/2006                          944,077,470.29         8.90610                    10.1600
  12           7/25/2006                          923,954,901.63         9.21500                    10.1600
  13           8/25/2006                          903,977,005.45         8.90610                    10.1600
  14           9/25/2006                          884,395,501.32         8.90610                    10.1600
  15           10/25/2006                         865,202,197.70         9.21500                    10.1600
  16           11/25/2006                         846,389,078.45         8.90610                    10.1600
  17           12/25/2006                         827,948,298.87         9.21500                    10.1600
  18           1/25/2007                          809,872,182.03         8.90610                    10.1600
  19           2/25/2007                          792,153,215.00         8.90610                    10.1600
  20           3/25/2007                          774,784,045.29         9.89890                    10.1600
  21           4/25/2007                          757,757,477.28         8.90610                    10.1600
  22           5/25/2007                          741,066,468.82         9.21500                    10.1600
  23           6/25/2007                          724,704,127.82         8.90610                    10.1600
  24           7/25/2007                          708,663,709.00         9.21500                    10.1600
  25           8/25/2007                          692,737,072.54         8.90610                    10.1600
  26           9/25/2007                          677,127,211.94         8.90610                    10.1600
  27           10/25/2007                         661,827,566.68         9.21500                    10.1600
  28           11/25/2007                         646,831,716.94         8.90610                    10.1600
  29           12/25/2007                         632,133,380.50         9.21500                    10.1600
  30           1/25/2008                          617,726,409.69         8.90610                    10.1600
  31           2/25/2008                          603,604,788.43         8.90610                    10.1600
  32           3/25/2008                          585,945,859.62         9.54520                    10.1600
  33           4/25/2008                          568,714,087.30         8.90610                    10.1600
  34           5/25/2008                          551,899,271.52         9.21500                    10.1600
  35           6/25/2008                          535,491,455.71         8.90610                    10.1600
  36           7/25/2008                          519,480,920.84         9.21500                    10.1600
  37           8/25/2008                          505,362,541.18         8.90610                    10.1600
  38           9/25/2008                          493,088,673.82         8.90610                    10.1600
  39           10/25/2008                         481,110,273.91         9.21500                    10.1600
  40           11/25/2008                         469,420,268.73         8.90610                    10.1600
  41           12/25/2008                         458,011,754.22         9.21500                    10.1600
  42           1/25/2009                          446,877,991.00         8.90610                    10.1600
  43           2/25/2009                          436,012,400.46         8.90610                    10.1600
  44           3/25/2009                          425,408,560.91         9.89890                    10.1600
  45           4/25/2009                          415,060,203.86         8.90610                    10.1600
  46           5/25/2009                          404,961,210.36         9.21500                    10.1600
  47           6/25/2009                          395,105,607.48         8.90610                    10.1600
  48           7/25/2009                          385,487,564.78         9.21500                    10.1600
  49           8/25/2009                          376,101,390.97         8.90610                    10.1600
  50           9/25/2009                          366,941,530.54         8.90610                    10.1600
  51           10/25/2009                         358,002,560.59         9.21500                    10.1600
  52           11/25/2009                         349,279,187.65         8.90610                    10.1600
  53           12/25/2009                         340,766,244.57         9.21500                    10.1600
  54           1/25/2010                          332,458,687.54         8.90610                    10.1600
  55           2/25/2010                          324,351,593.18         8.90610                    10.1600
  56           3/25/2010                          316,440,155.60         9.89890                    10.1600
  57           4/25/2010                          308,719,683.69         8.90610                    10.1600
  58           5/25/2010                          301,185,598.31         9.21500                    10.1600
  59           6/25/2010                          293,833,429.67         8.90610                    10.1600
  60           7/25/2010                          286,658,814.71         9.21500                    10.1600
  61           8/25/2010                          279,657,494.58         8.90610                    10.1600
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                              Class A-3 and A-4         Cap Strike               Cap Ceiling
Period         Date                           Notional Amount ($)           %                          %
----------------------------------------------------------------------------------------------------------------------------------
  62           9/25/2010                          272,825,312.11         8.90610                    10.1600
  63           10/25/2010                         266,158,209.44         9.21500                    10.1600
  64           11/25/2010                         259,652,225.62         8.90610                    10.1600
  65           12/25/2010                         253,303,494.34         9.21500                    10.1600
  66           1/25/2011                          247,108,241.62         8.90610                    10.1600
  67           2/25/2011                          241,062,783.66         8.90610                    10.1600
  68           3/25/2011                          235,163,524.67         9.89890                    10.1600
  69           4/25/2011                          229,406,954.78         8.90610                    10.1600
  70           5/25/2011                          223,789,647.99         9.21500                    10.1600
  71           6/25/2011                          218,308,260.17         8.90610                    10.1600
  72           7/25/2011                          212,959,527.11         9.21500                    10.1600
  73           8/25/2011                          207,740,262.63         8.90610                    10.1600
  74           9/25/2011                          202,647,356.70         8.90610                    10.1600
  75           10/25/2011                         197,677,773.62         9.21500                    10.1600
  76           11/25/2011                         192,828,550.30         8.90610                    10.1600
  77           12/25/2011                         188,096,794.45         9.21500                    10.1600
  78           1/25/2012                          183,479,682.96         8.90610                    10.1600
  79           2/25/2012                          178,974,460.22         8.90610                    10.1600
  80           3/25/2012                          174,578,436.53         9.54520                    10.1600
  81           4/25/2012                          170,288,986.49         8.90610                    10.1600
  82           5/25/2012                          166,103,547.53         9.21500                    10.1600
  83           6/25/2012                          162,019,618.33         8.90610                    10.1600
  84           7/25/2012                          158,034,757.46         9.21500                    10.1600
  85           8/25/2012                          154,146,581.85         8.90610                    10.1600
  86           9/25/2012                          150,352,765.47         8.90610                    10.1600
  87           10/25/2012                         146,651,037.95         9.21500                    10.1600
  88           11/25/2012                         143,039,183.24         8.90610                    10.1600
  89           12/25/2012                         139,515,038.34         9.21500                    10.1600
  90           1/25/2013                          136,076,491.99         8.90610                    10.1600
  91           2/25/2013                          132,721,483.48         8.90610                    10.1600
  92           3/25/2013                          129,448,001.45         9.89890                    10.1600
  93           4/25/2013                          126,254,082.67         8.90610                    10.1600
  94           5/25/2013                          123,137,810.91         9.21500                    10.1600
  95           6/25/2013                          120,097,315.85         8.90610                    10.1600
  96           7/25/2013                          117,130,771.92         9.21500                    10.1600
  97           8/25/2013                          114,236,397.31         8.90610                    10.1600
  98           9/25/2013                          111,412,452.86         8.90610                    10.1600
  99           10/25/2013                         108,657,241.08         9.21500                    10.1600
 100           11/25/2013                         105,969,105.15         8.90610                    10.1600
----------------------------------------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Countrywide Alternative Loan Trust 2005-38                    [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-38              Deutsche Bank
-------------------------------------------------------------------------------



Class A-1 To Optional Call Date

Speed                    10 CPR         15 CPR        20 CPR      25 CPR        30 CPR        40 CPR         50 CPR       60 CPR
WAL                       6.77           4.75          3.59        2.82          2.3           1.62           1.21         0.92
Mod Durn                  5.665          4.179        3.255        2.618        2.163         1.555          1.178        0.907
Principal Window         Aug05 -        Aug05 -      Aug05 -      Aug05 -      Aug05 -       Aug05 -        Aug05 -      Aug05 -
                         Nov22          Feb18        Feb15        Feb13        Oct11         Dec09          Nov08        Jan08



LIBOR_1MO                 3.19           3.19          3.19        3.19          3.19          3.19           3.19         3.19
MTA_1YR                   2.633          2.633        2.633        2.633        2.633         2.633          2.633        2.633
Optional Redemption     Call (Y)       Call (Y)      Call (Y)    Call (Y)      Call (Y)      Call (Y)       Call (Y)     Call (Y)


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Countrywide Alternative Loan Trust 2005-38                    [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-38              Deutsche Bank
-------------------------------------------------------------------------------



                    FOR ADDITIONAL INFORMATION PLEASE CALL:
                    ---------------------------------------


        --------------------------------------------------------------
                           Deutsche Bank Securities
        --------------------------------------------------------------


           WL ARM Trading
           --------------
           Adam Yarnold                              212-250-2669
           Charles Lenfest                           212-250-2669
           Kumarjit Bhattacharyya                    212-250-2669

           MBS Banking
           -----------
           Susan Valenti                             212-250-3455
           Daniel Murray                             212-250-0864

           MBS Analytics
           -------------
           Steve Lumer                               212-250-0115
           Erica Pak                                 212-250-2247
           John Napoli                               212-250-0993
        --------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.